Exhibit 10.1

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SECOND AMENDMENT TO API SUPPLY AGREEMENT

This SECOND AMENDMENT TO API SUPPLY AGREEMENT (the “Second Amendment”) is made as of this 9th day of January, 2012 (the “Second Amendment Effective Date”), by and between Amarin Pharmaceuticals Ireland Ltd., a corporation organized under the laws of Ireland and having its principal office at First Floor, Block 3, The Oval, Shelbourne Road, Ballsbridge, Dublin 4, Ireland (“Amarin”), and Equateq Limited, a company incorporated in England with registered number 5507387 and with its registered office at Lion House, Red Lion Street, London, WC1R 4GB but with its principal offices at Callanish, Isle of Lewis, HS2 9ED (“Equateq”).

WHEREAS, the Parties entered into that certain API Supply Agreement as of May 25, 2011 and as amended by an Amendment document dated 19 October 2011 (the “First Amendment) (and both together, the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2.         The Parties acknowledge that despite their efforts and without fault on either Party to do so they have not finalised the Development Plan within thirty (30) days after the Effective Date as required pursuant to Section 2.1. However, the Parties agree that the attached Development Plan replaces Schedule 2.1 of the Agreement.

3.         Conditional upon Equateq having [***] as determined in [***], the second sentence of Section 2.2 of the Agreement shall be deleted in its entirety and replaced with the following sentence: “Equateq shall use commercially reasonable efforts to complete the Expansion within [***] after the Effective Date.”

4.         This Second Amendment and any other future amendment of the Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To evidence the fact that it has executed this Second Amendment and any other future amendment of the Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile transmission or by email transmission in portable document format, or similar format. Signatures of the Parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

5.         Except as expressly provided in this Second Amendment, all other provisions of the Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representative to execute this Second Amendment effective as of the Second Amendment Effective Date.

AMARIN PHARMACEUTICALS IRELAND LTD.

By:	/s/ Thomas Lynch

Name:	Thomas Lynch

Title:

EQUATEQ LIMITED

By:	/s/ Adam Kelliher

Name:	Adam Kelliher

Title:	CEO